UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22635

Blackstone Alternative Alpha Master Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, 28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Peter Koffler, Esq.

c/o Blackstone Alternative Asset Management L.P.

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Alternative Asset Management L.P.

ANNUAL REPORT

For the Year Ended March 31, 2018

Blackstone Alternative Alpha Master Fund and Subsidiary

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Blackstone Alternative Alpha Master Fund and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Alternative Alpha Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of March 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2018, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments in investee funds owned as of March 31, 2018, by correspondence with the investment managers or their administrators; when replies were not received from the investment managers or their administrators, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

May 23, 2018

We have served as the auditors of one or more investment companies within the group of investment companies since 2010.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of March 31, 2018

Assets:
Investments in Investee Funds, at fair value (Cost $576,463,779)	$708,925,236
Cash	13,470,030
Receivable from investments sold	83,044,257
Receivable for shares issued to feeder funds	1,341,614
Interest receivable	217,498
Prepaid expenses	68,868

Total assets	807,067,503

Liabilities:
Payable for shares repurchased	34,922,780
Management fees payable	2,528,327
Payable to Investment Manager	241,379
Commitment fees payable	71,429
Accrued expenses and other liabilities	291,570

Total liabilities	38,055,485

Net assets	769,012,018

Components of Net Assets:
Paid-in capital	691,452,000
Accumulated net investment loss	(27,066,512)
Accumulated net realized loss	(27,834,926)
Net unrealized appreciation on investments	132,461,456

Net assets	769,012,018

Net Asset Value:
Net assets	769,012,018
Shares of beneficial interests outstanding, no par value, unlimited shares authorized	640,352

Net asset value per share	$1,200.92

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments

March 31, 2018

	Shares/ Par	Cost	Fair Value	Percentage of Total Net Assets	First Acquisition Date	Redemptions Permitted(1)	Redemption Notification Period(1)
Investments in Investee Funds:
Equity(a)
Shearwater Offshore, Ltd.(3)	581,915	$57,778,592	$ 68,407,681	8.90%	8/1/2014	Annually	60 Days
Glenview Institutional Partners, L.P.		56,356,040	67,292,868	8.75%	4/1/2012	Quarterly	45 Days
Southpoint Qualified Fund LP		46,653,397	58,028,626	7.55%	6/1/2012	Quarterly	60 Days
Corvex Partners LP		46,147,902	50,318,580	6.54%	3/1/2013	Quarterly	60 Days
Coatue Qualified Partners, L.P.		24,942,270	36,559,120	4.76%	12/1/2013	Quarterly	45 Days
Samlyn Offshore, Ltd.(3)	21,675	23,197,788	28,900,581	3.76%	6/1/2013	Semi- annually	45 Days
Viking Global Equities III Ltd.(3)	6,279	12,400,000	21,433,269	2.79%	4/1/2012	Annually	45 Days
Soroban Opportunities Cayman Fund Ltd(3)	14,047	15,317,631	20,991,084	2.73%	9/1/2014	Quarterly	60 Days
Turiya Fund LP		9,569,653	14,493,138	1.88%	4/1/2012	Quarterly	45 Days
MTP Energy Fund Corp
Corp Promissory Note, 11.00%-13.00%, 10/1/2025 to 7/1/2026(6)	5,065,787	5,065,787	5,065,787	0.66%	9/1/2015	N/A	N/A
Corp Series C — Equity Shares	6,787	3,852,682	3,042,126	0.40%	9/1/2015	Quarterly	60 Days

Total MTP Energy Fund Corp		8,918,469	8,107,913
MTP Energy Fund I Ltd.(3)	7,959	7,959,300	7,803,373	1.01%	9/1/2015	Quarterly	60 Days

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2018

	Shares/ Par	Cost	Fair Value	Percentage of Total Net Assets	First Acquisition Date	Redemptions Permitted(1)	Redemption Notification Period(1)
Pershing Square, L.P.		$6,219,689	$ 5,233,532	0.68%	4/1/2012	Quarterly	65 Days
Visium Balanced Offshore Fund, Ltd.(3)	133	261,222	310,241	0.04%	4/1/2012	Non- Redeemable	Non- Redeemable
Bay Pond Partners, L.P.(2)		1,557,921	—	—	4/1/2012	Non- Redeemable	Non- Redeemable

Total		317,279,874	387,880,006	50.45%

Multi-Category(b)
Magnetar Constellation Fund, Ltd(3)	47,213	54,800,000	70,900,642	9.21%	4/1/2012	Quarterly	90 Days
HBK Multi-Strategy Offshore Fund Ltd.(3)	44,594	46,476,601	51,530,178	6.70%	1/1/2014	Quarterly	90 Days
Elliott International Limited(3)	35,878	38,075,920	47,908,107	6.23%	7/1/2012	Quarterly – Semi- annually	60 Days
Third Point Ultra, Ltd.(3)	31,565	29,271,072	33,424,637	4.35%	4/1/2017	Quarterly	60 Days

Total		168,623,593	203,763,564	26.49%

Global Macro(c)
Autonomy Global Macro Fund Limited(3)	439,314	44,931,907	61,822,769	8.04%	7/1/2015	Monthly	60 Days

Relative Value(d)
Renaissance Institutional Diversified Alpha Fund International L.P.(3)		33,878,405	41,848,202	5.44%	5/1/2014	Monthly	45 Days

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2018

	Shares/ Par	Cost	Fair Value	Percentage of Total Net Assets	First Acquisition Date	Redemptions Permitted(1)	Redemption Notification Period(1)
Interest Rate-Driven(e)
Element Capital Feeder Fund Limited(3)	8,485	$11,750,000	$ 13,610,695	1.77%	3/1/2017	Quarterly	90 Days

Total Investments in Investee Funds(4)(5)		$576,463,779	$708,925,236	92.19%

Other assets, less liabilities			60,086,782	7.81%

Total Net Assets			$769,012,018	100.00%

Percentage of total net assets represents each respective investment in Investee Fund at fair value as compared to total net assets.

The Consolidated Master Fund (as defined herein) is not able to obtain information about certain specific investments held by the Investee Funds due to lack of available data.

Investee Funds are organized in the United States, unless otherwise noted.

Investee Funds are non-income producing securities.

Investee Funds are restricted securities per Rule §210.12-12.8 of Regulation S-X.

(1)	Reflects general redemption terms for each Investee Fund. See Note 4 in the Notes to the Consolidated Financial Statements for Major Investment Strategies disclosure.
(2)	Investee Fund is held by Blackstone Alternative Alpha Sub Fund I Ltd., which is wholly-owned by the Master Fund.
(3)	Investee Fund is organized in a non-U.S. offshore jurisdiction.
(4)	The total cost of Investee Funds organized in the United States is $200,365,341 with a fair value of $240,033,777.
(5)	The total cost of Investee Funds organized in non-U.S. offshore jurisdictions is $376,098,438 with a fair value of $468,891,459.
(6)	Investment is valued using significant unobservable inputs.
(a)	The Equity strategy generally includes equity-focused Investee Funds with strategies using a bottom-up analysis that do not actively trade exposures, strategies focusing on shorter-term dynamics and appreciation for market technicals, strategies based on top-down thematic/macro views and strategies using technically driven statistical arbitrage with fundamental quantitative long/short strategies.
(b)	The Multi-Category strategy generally includes Investee Funds that invest across multiple strategies.
(c)	The Global Macro strategy generally includes global macro-focused Investee Funds with discretionary, directional and inter-country exposure to commodities, equities, interest rates and currencies.
(d)	The Relative Value strategy generally includes relative value-focused Investee Funds with a focus on long/short managers with fundamentally hedged products or otherwise low net exposure.
(e)	The Interest Rate-Driven strategy generally includes Investee Funds with relative value trades across global fixed income markets, intra-country trades, yield curve trades, basis trades, on the run vs. off the run trades, cash vs. derivative trades and volatility arbitrage in fixed income.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended March 31, 2018

Net Investment Loss:
Income:
Interest	$1,300,113

Expenses:
Management fees	10,435,560
Administration	408,458
Commitment fees	283,382
Risk monitoring	272,619
Insurance	198,988
Legal	190,558
Professional	181,423
Trustee	181,214
Custody	115,957
Transfer agent fees	85,766
Interest	8,504
Other	55,331

Total expenses	12,417,760

Net Investment Loss	(11,117,647)

Realized and Unrealized Gain from Investments:
Net realized gain from investments in Investee Funds	26,907,890
Net change in unrealized appreciation from investments in Investee Funds	23,832,804

Realized and Unrealized Gain from Investments	50,740,694

Net Increase in Net Assets resulting from Operations	$39,623,047

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(11,117,647)	$(12,154,283)
Net realized gain from investments in Investee Funds	26,907,890	26,900,145
Net change in unrealized appreciation from investments in Investee Funds	23,832,804	86,006,355

Net increase in net assets resulting from operations	39,623,047	100,752,217

Distributions to shareholders from ordinary income	(12,641,629)	(1,964,468)
Distributions to shareholders from net realized capital gains	(18,852,407)	—

Distributions to shareholders	(31,494,036)	(1,964,468)

Capital Transactions:
Shareholder subscriptions	40,464,720	89,442,060
Shareholder redemptions	(174,737,872)	(270,933,775)
Reinvestment of distributions	31,494,036	1,964,468

Net decrease in net assets from capital transactions	(102,779,116)	(179,527,247)

Net Assets:
Total decrease in net assets	(94,650,105)	(80,739,498)
Beginning of year	863,662,123	944,401,621

End of year	$769,012,018	$863,662,123

Accumulated net investment loss	$(27,066,512)	$(21,536,011)

Share Transactions:
Beginning of year	725,329	879,520
Shares issued	33,365	80,089
Shares redeemed	(144,830)	(236,000)
Shares reinvested	26,488	1,720

End of year	640,352	725,329

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2018

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$39,623,047
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain from investments in Investee Funds	(26,907,890)
Net change in unrealized appreciation from investments in Investee Funds	(23,832,804)
Purchase of investments in Investee Funds	(19,930,000)
Proceeds from redemptions of investments in Investee Funds	201,597,192
Increase in prepaid expenses	(68,868)
Increase in due from feeder funds	(1,341,614)
Decrease in other assets	114
Decrease in interest receivable	175,325
Decrease in management fees payable	(383,139)
Decrease in payable to Investment Manager	(33,794)
Increase in commitment fees payable	778
Increase in accrued expenses and other liabilities	86,395

Net cash provided by operating activities	168,984,742

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions	40,464,720
Payments for shareholder redemptions of shares	(218,402,450)
Proceeds from borrowings under credit facility	5,000,000
Repayment of borrowings under credit facility	(5,000,000)

Net cash used in financing activities	(177,937,730)

Net change in cash	(8,952,988)
Cash, beginning of year	22,423,018

Cash, end of year	$13,470,030

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$8,504

Supplemental Disclosure of Non-cash Financing Activities:
Reinvestment of distributions	$31,494,036

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Per Share Opening Performance:
Net Asset Value, Beginning of Year	$1,190.72	$1,073.77	$1,234.31	$1,160.74	$1,077.79
Income/(loss) from Investment Operations:
Net investment loss[1]	(16.20)	(14.16)	(15.48)	(18.30)	(17.68)
Net realized and unrealized gain/(loss) from investments	74.00	133.39	(114.95)	136.51	114.37

Net income/(loss) from investment operations	57.80	119.23	(130.43)	118.21	96.69

Distributions to shareholders from ordinary income	(19.10)	(2.28)	—	—	—
Distributions to shareholders from net realized capital gains	(28.50)	—	(30.11)	(44.64)	(13.74)

Net Asset Value, end of year	$1,200.92	$1,190.72	$1,073.77	$1,234.31	$1,160.74

Financial Ratios:
Expenses to average net assets	1.48%	1.46%	1.45%	1.53%	1.57%

Net investment loss to average net assets	(1.33)%	(1.25)%	(1.33)%	(1.53)%	(1.56)%

Portfolio turnover	2.47%	13.15%	8.97%	8.68%	10.30%

Total return	4.90%	11.11%	(10.70)%	10.33%	8.98%

Net assets, end of year (000s)	$769,012	$863,662	$944,402	$815,598	$533,309

[1]	Calculated using average shares outstanding during the year.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The ratios do not reflect the Consolidated Master Fund’s share of the income and expenses of the underlying Investee Funds.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2018

1. Organization

Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company, commenced operations on April 1, 2012. Blackstone Alternative Alpha Fund and Blackstone Alternative Alpha Fund II (the “Feeder Funds,”) and together with the Master Fund, the “BAAF Funds” invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets.

The Master Fund owns 100% of the shareholder interest of Blackstone Alternative Alpha Sub Fund I Ltd. (the “Intermediate Fund”), an exempted company incorporated under the laws of the Cayman Islands on March 14, 2012 for the purpose of facilitating the implementation of the Master Fund’s investment objectives. The Consolidated Financial Statements include the financial statements of the Master Fund and the Intermediate Fund (collectively, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Master Fund, the Feeder Funds and the Intermediate Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, the commodity pool operator of the Master Fund, the Feeder Funds and the Intermediate Fund, is registered with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act, with respect to the Master Fund and the Feeder Funds, and Rule 4.7, with respect to the Intermediate Fund, from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to their respective investment management agreements, has engaged BAAM to manage the Consolidated Master Fund’s and Feeder Funds’ day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the registration statement of the Master Fund.

2. Basis of Presentation

The Consolidated Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The Master Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Master Fund follows the accounting and reporting guidance in Topic 946, as described in FASB Accounting Standards Update No. 2013-08.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

Consolidation

The Fund consolidates its investment in the Intermediate Fund. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Intermediate Fund. All material intercompany balances and transactions have been eliminated.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

3. Significant Accounting Policies

Fair Value Measurements

Valuation Process

The valuation of the Consolidated Master Fund’s investments is reviewed monthly by the valuation committee (“Valuation Committee”). The Valuation Committee is delegated by the Board with the administration and oversight of the Consolidated Master Fund’s valuation policies and procedures. The Valuation Committee determines the fair value of investments in accordance with the current fair value guidance and as described below. In the event the Valuation Committee determines, in its discretion and based on its own due diligence and investment monitoring procedures, that the valuation of any investment determined, as set forth below, does not represent fair value, the Valuation Committee will value such investments at fair value in accordance with procedures adopted in good faith and approved by the Board, as may be amended from time to time.

Investments in Investee Funds

The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”). In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund’s process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund’s audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors.

Additionally, the Consolidated Master Fund may invest in promissory notes issued by an Investee Fund. Such promissory notes are secured by a lien upon assets of the Investee Fund and are classified as investments in Investee Funds. The fair value of Investee Fund promissory notes is based on the residual value of the notes after subtracting the fair value of the Investee Fund’s shares from the Investee Fund’s enterprise value. The enterprise value of the Investee Fund is based upon the reported NAV of the Investee Fund gross of the par value of promissory note liabilities. Such investment in promissory notes are classified as Level 3 of the fair value hierarchy and the most significant unobservable input in determining fair value is the reported NAV of the Investee Fund. As of year-end the fair value of such notes amounted to $5,065,787 and related sales were $7,072,003, during the year.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds’ management fees and incentive allocations/fees are reflected in realized and unrealized gain from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

of, the financial instruments held by the Investee Funds may hinder the Investment Manager’s ability to effectively manage and mitigate these risks.

Fair Value of Financial Instruments

The fair value of the Consolidated Master Fund’s assets and liabilities which qualify as Financial Instruments under the existing accounting guidance for Financial Instruments, approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities due to their short term nature.

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Income and expenses, including interest, are recorded on an accrual basis.

The net realized gains or losses from investments in Investee Funds are recorded when the Consolidated Master Fund redeems or partially redeems its interest in the Investee Funds or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

Cash

At March 31, 2018, the Consolidated Master Fund had $13,470,030 of cash held at a major U.S. bank.

Contingencies

Under the Master Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”), the Master Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund enters into contracts that contain a variety of representations and indemnifications. The Consolidated Master Fund’s maximum exposure under these arrangements is unknown. To date, the Consolidated Master Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Master Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Master Fund files U.S. federal and various state and local tax returns.

Management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns for the current open tax years ending October 31, 2014, October 31, 2015, October 31, 2016 and October 31, 2017 and has concluded, as of March 31, 2018, that no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

The Intermediate Fund is a controlled foreign corporation (“CFC”) for U.S. income tax purposes. As a wholly-owned CFC, the Intermediate Fund’s net income and capital gains, to the extent of its earnings and profits, are included in the Master Fund’s investment company taxable income.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

For the current open tax years and for all major jurisdictions, management of the Intermediate Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Master Fund’s financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months. As a result, no income tax liability or expense, including interest and penalties, has been recorded within these consolidated financial statements.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Master Fund will be reinvested in additional Shares (defined below) of the Master Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date.

Borrowings Under Credit Facility

The Master Fund has a secured revolving borrowing facility (the “Facility”) with borrowing capacity of $43,000,000 (the “Maximum Principal Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Master Fund. Under the terms of the agreement, the Maximum Principal Amount may be increased or decreased upon mutual written consent of the Master Fund and the lender. Outstanding borrowings bear interest at a rate equal to 3-month LIBOR plus 1.00% per annum (3.31% at March 29, 2018). A commitment fee is charged in the amount of 0.65% per annum on the total commitment amount of the Facility. Outstanding borrowings and accrued interest are due no later than December 31, 2018, the expiration date of the Facility, at which time the Master Fund and the lender can agree to extend the existing agreement. At March 31, 2018, the Master Fund had no outstanding borrowings under the Facility.

During the year ended March 31, 2018, the Master Fund’s maximum outstanding borrowing was $5,000,000. The weighted average principal outstanding during the period was approximately $315,068 at a weighted average interest rate of 2.66% per annum.

Restricted Securities

The Master Fund may purchase securities which are considered restricted. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended, or are subject to contractual restrictions on public sales. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. The Master Fund will not incur any registration costs upon such resales. The Master Fund cannot demand registration of restricted securities. The Master Fund’s restricted securities, like other securities, are priced in accordance with the Valuation Procedures. Restricted securities are identified in the Consolidated Schedule of Investments.

Recent Accounting Pronouncements and Regulatory Updates

In November 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-18, Statement of Cash Flows (Topic 230)—Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. The new standard affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted. Management is currently evaluating the new guidance. The adoption of ASU No. 2016-18 is not expected to have a material impact on the consolidated financial statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly relating to derivatives, in investment company financial statements. In addition, the rule introduces two new regulatory reporting forms for investment companies, which will be used after June 1, 2018: Form N-PORT and Form N-CEN. Compliance with the amendments to Regulation S-X became effective for financial statements filed with the SEC on or after August 1, 2017. The Fund is still evaluating the potential impacts of adopting Form N-PORT and Form N-CEN.

4. Investments

Major Investment Strategies

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot currently be redeemed because of redemption restrictions put in place by the Investee Fund.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Equity	—	310,241	November 2014	201,535,366	9 months- 48 months	186,034,399	387,880,006

Multi-Category	—	—	—	137,131,897	12 months- 24 months	66,631,667	203,763,564

Global Macro	—	—	—	61,822,769	10 months	—	61,822,769

Relative Value	—	—	—	—	—	41,848,202	41,848,202

Interest Rate-Driven	—	—	—	13,610,695	12 months	—	13,610,695

Total	—	310,241	—	414,100,727	—	294,514,268	708,925,236

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement, without

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

consideration of the length of time elapsed from the date of the investments in the Investee Funds. The Consolidated Master Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments which were made at differing points in time.

Purchases and sales of investments (inclusive of non-cash activity) for the year ended March 31, 2018 were $62,908,283 and $258,482,686 respectively.

5. Fund Terms

Issuance of Shares

The Master Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”). The Master Fund will issue Shares as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Fund reserves the right to reject, in whole or in part, any applications for subscriptions of Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

Repurchase of Shares

The Master Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Shares from shareholders pursuant to written tenders, the Master Fund’s Board will consider the Investment Manager’s recommendations, among other factors. The Investment Manager expects to recommend quarterly repurchases.

6. Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. At year-end March 31, 2018, the amount outstanding is $241,379.

Management Fee

The Master Fund pays the Investment Manager a management fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value at the end of such month before giving effect to the payment of the management fee or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee for any period less than a full quarter is pro-rated.

Expense Payments

The Investment Manager pays expenses on behalf of the Consolidated Master Fund and is subsequently reimbursed for such payments. As of March 31, 2018, the Consolidated Master Fund had $241,379 payable to the Investment Manager recorded in the Consolidated Statement of Assets and Liabilities.

7. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the Investee Funds may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Consolidated Master Fund’s market risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic concentration risk. The Investee Funds invest in these instruments for trading and hedging

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

purposes. The Consolidated Master Fund is indirectly subject to certain risks arising from investments made by the Investee Funds.

Market Risk

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions such as interest and currency rate movements. The Consolidated Master Fund is exposed to market risk indirectly as a result of the types of investments entered into by the Investee Funds. The Consolidated Master Fund actively monitors its exposure to market risk.

Investee Funds may invest in entities that trade or may invest directly in interest rate swaps, credit default swaps, exchange-traded and over-the-counter options, futures transactions, forward transactions, and securities sold, not yet purchased.

Credit Risk

Credit risk arises from the potential inability of counterparties to perform their obligations under the terms of a contract. The Consolidated Master Fund is indirectly exposed to credit risk related to the amount of accounting loss that the Investee Funds would incur if a counterparty fails to perform its obligations under contractual terms and if the Investee Funds fail to perform under their respective agreements.

8. Income Taxes

The primary difference between book and tax appreciation/depreciation of Investee Funds is attributable to adjustments to the tax basis of Investee Funds based on allocation of income and distributions from Investee Funds and the realization for tax purposes of financial statement unrealized gain/loss. In addition, the cost of Investee Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Investee Funds. As of March 31, 2018, the aggregate cost of Investee Funds and the composition of unrealized appreciation and depreciation on Investee Funds for federal income tax purposes are noted below.

Federal tax cost of investments in Investee Funds	$612,993,584

Gross unrealized appreciation	99,442,213
Gross unrealized depreciation	(3,510,561)

Net unrealized appreciation	$95,931,652

The tax character of dividends paid to shareholders during the year January 1, 2017 to December 31, 2017 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$12,641,629	$18,852,407	$31,494,036	$—	$31,494,036

The tax character of dividends paid to shareholders during the period January 1, 2016 to December 31, 2016 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$1,964,468	$—	$1,964,468	$—	$1,964,468

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2018

As of the tax year ended October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$561,373	$(1,395,440)	$91,810,017	$90,975,950

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Accordingly, the following permanent differences, primarily due to distribution redesignation, passive foreign investment companies and partnership basis adjustments, have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2017:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$5,587,145	$(1,060,758)	$(4,526,387)

9. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the financial statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information

March 31, 2018 (Unaudited)

Management of the Fund

The Consolidated Master Fund’s operations are managed by the Investment Manager under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Consolidated Master Fund (the “Independent Trustees”). The Consolidated Master Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Master Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”). The Consolidated Master Fund’s Board of Trustees also serves as the board of trustees of the Feeder Funds.

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) $110,000 per fiscal year in the aggregate for their services to the Fund Complex. Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex $95,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the BAMSF Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee are paid by the Fund Complex an additional $25,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Feeder-Funds and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex also pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. The following table sets forth information covering the total compensation payable by the Feeder-Funds during its fiscal year ended March 31, 2018 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund during such period:

Independent Trustees:
Name of Independent Trustee	Aggregate Compensation From the BAAF Funds[1]	Total Compensation From the Fund Complex[1]
John M. Brown	$33,696	$120,000
Peter M. Gilbert	$31,426	$110,000
Paul J. Lawler	$31,426	$110,000
Kristen M. Leopold	$33,388	$117,500

Interested Trustees:
Name of Interested Trustee	Aggregate Compensation From the BAAF Funds[1]	Total Compensation From BAMSF and Fund Complex[1]
Frank J. Coates	$31,426	$96,250
Peter Koffler	None	None

[1]	These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. The “Fund Complex” consists of the Feeder Funds, the Master Fund, and Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds.

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Supplemental Information (Continued)

March 31, 2018 (Unaudited)

INDEPENDENT TRUSTEES
Name and Year of Birth of Independent Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
John M. Brown (1959)	Trustee	January 2012 to Present	Retired (2004 – Present)	4	None
Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015 – Present); CIO, Lehigh University Endowment Fund (2007 – 2015)	4	None
Paul J. Lawler (1948)	Trustee	January 2012 to Present	Retired (2011 – Present)	4	Trustee, First Eagle Funds (8 portfolios)
Kristen Leopold (1967)	Trustee	January 2012 to Present	CFO, WFL Real Estate Services, LLC (2006 – Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007 – 2014)	4	Trustee, CPG Carlyle Commitments Fund, LLC; Trustee, CPG Carlyle Commitments Master Fund, LLC; Trustee, CPG Vintage Access Fund, LLC

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Supplemental Information (Continued)

March 31, 2018 (Unaudited)

INTERESTED TRUSTEES
Name and Year of Birth of Interested Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Frank J. Coates[4] (1964)	Trustee	January 2012 to Present	Executive Managing Director[6], Envestnet, Inc. (Wealth Management Solutions) (2016 – Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 – 2016)	4	None
Peter Koffler[5] (1956)	Trustee	December 2012 to Present	Senior Managing Director[6], The Blackstone Group L.P. (“Blackstone”) (2012 – Present); General Counsel, BAAM (2010 – Present) and Blackstone Alternative Investment Advisors LLC (“BAIA”) (2012 – Present); Chief Compliance Officer, BAAM (2008 – 2012, 2018 – Present) and BAIA (2018 – Present); Chief Compliance Officer, Blackstone (2013 – 2016)	4	None

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2018 (Unaudited)

OFFICERS
Name and Year of Birth of Officers[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[7] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Natasha Kulkarni (1985)	Secretary	May 2018 to Present	Vice President, Blackstone (2016 – Present); Associate, Blackstone (2013 – 2015)
Brian F. Gavin (1969)	President (Principal Executive Officer)	November 2011 to Present	Chief Operating Officer & Senior Managing Director[6], Blackstone (2007 – Present)
James Hannigan (1983)	Chief Compliance Officer, Anti-Money Laundering Officer, and Chief Legal Officer	Chief Compliance Officer and Anti-Money Laundering Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present)	Managing Director[6], Blackstone (2018 – Present); Vice President, Blackstone (2017 – Present); Associate, Blackstone (2012 – 2013);
Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	November 2011 to Present	Senior Managing Director[6], Blackstone (2016 – Present); Chief Financial Officer, BAAM (2007 – Present) and BAIA (2012 – Present) Managing Director[6], Blackstone (2007 – 2015)

[1]	Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, New York 10154.
[2]	Term of office of each Trustee is indefinite, until his or her resignation, removal, or death. Any Trustee of each of the Feeder Funds or the Master Fund may be removed from office in accordance with the provisions of each of the Feeder Fund’s and the Master Fund’s Amended and Restated Agreement and Declaration of Trust and Bylaws.
[3]	The “Fund Complex” consists of the Feeder Funds, the Master Fund, and Blackstone Alternative Multi-Strategy Fund (“BAMSF”), a series of Blackstone Alternative Investment Funds and the BAMSF Subsidiary Funds (“BAMSF Subsidiaries”).
[4]	Mr. Coates is being treated as an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Investment Funds and may conduct business with BAAM and/or its affiliates in the future.
[5]	Mr. Koffler is an “interested person” of the Feeder Funds and the Master Fund, as defined in the 1940 Act, due to his position with BAAM and its affiliates.
[6]	Executive title, not a board directorship.
[7]	Term of office of each Officer is indefinite, until his or her death, resignation, removal or disqualification.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2018 (Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Consolidated Master Fund as of March 31, 2018.

Assets Class(1)	Fair Value	%
Equity	$387,880,006	54.71%
Multi-Category	203,763,564	28.75%
Global Macro	61,822,769	8.72%
Relative Value	41,848,202	5.90%
Interest Rate-Driven	13,610,695	1.92%

Total Investments	$708,925,236	100.00%

(1)	The complete list of investments included in the listed asset class categories is included in the Consolidated Schedule of Investments of the Consolidated Master Fund’s financial statements.

Form N-Q Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Consolidated Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. The Consolidated Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, will be available by August 31 of that year (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Board Approval of the Continuance of the Investment Management Agreement

At a joint meeting of the Boards of the Master Fund, Blackstone Alternative Alpha Fund (“BAAF”), and Blackstone Alternative Alpha Fund II (“BAAF II,” and together with the Master Fund and BAAF, the “Funds”) held in person on February 20-21, 2018, the Board, including all of the Independent Trustees, considered and unanimously approved the Investment Management Agreements (the “Investment Management Agreements”) between each Fund and BAAM. The Board and Independent Trustees also considered and unanimously approved the Investment Management Agreement between the Intermediate Fund and BAAM. Because the Intermediate Fund is a wholly-owned subsidiary of the Master Fund, the Board and Independent Trustees evaluated its Investment Management Agreement in conjunction with that of the Master Fund, not separately, and references to the Master Fund’s Agreement should be considered to include reference to the Intermediate Fund Investment Management Agreement.

The Independent Trustees were assisted in their review of the Investment Management Agreements by independent legal counsel. The Board requested and evaluated all the information it deemed reasonably

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2018 (Unaudited)

necessary under the circumstances in connection with the approval of the Investment Management Agreements. Before the meeting, the Board received, among other things, (1) materials prepared by independent legal counsel regarding the relevant factors to consider in connection with the approval of the continuation of the Investment Management Agreements; (2) materials prepared by BAAM relating to, among other things, BAAM’s experience and qualifications to serve as advisor to the Funds; (3) analysis of the fees and expenses of the Funds as compared with a peer group of funds; (4) analysis of BAAM’s profitability for providing services to the Funds; (5) information regarding BAAM’s Code of Ethics and compliance program; and (6) materials prepared by an outside firm, unaffiliated with the Funds or BAAM, that is in the business of regularly preparing reports for use by fund boards in considering investment advisory agreement approvals (the “Service Provider”) comparing the management fee rate and total operating expenses of the Funds to those of a peer group of funds determined by the Service Provider.

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the Investment Management Agreements, the operations of the Funds, the services being provided by BAAM, and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following considerations,

Nature, Extent, and Quality of the Services

The Board discussed BAAM’s personnel, operations, and financial condition and considered: (i) the background and experience of key investment personnel and BAAM’s ability to attract and retain talent; (ii) BAAM’s focus on analysis of complex asset categories; (iii) BAAM’s disciplined investment approach and commitment to investment principles; (iv) BAAM’s manager selection and due diligence process; (v) BAAM’s significant risk management, compliance, and operational efforts; (vi) BAAM and Blackstone Advisory Partners L.P.’s plan for sales of the Funds’ shares; and (vii) BAAM’s oversight of and interaction with service providers. The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew each Investment Management Agreement. The Board also concluded that BAAM likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Funds’ and the Intermediate Fund’s operations, the competitive landscape, and investor needs.

Investment Performance

The Board received and considered information about (i) the one year, inception-to-date, quarter-to-date, year-to-date, and trailing three months performance information of BAAF and Advisor Class III Shares of BAAF II, each in comparison to the HFRI Equity Hedge Index, HFRI Fund Weighted Composite Index, Russell 2000 Index, S&P 500 Index, MSCI World Index, Barclays Aggregate Bond Index, and a custom benchmark index (the “BAAF Comparative Indices”); (ii) the historical monthly performance of BAAF and Advisor Class III Shares of BAAF II since inception (net of fees and expenses); (iii) the inception-to-date standard deviation (a measurement of volatility) and Sharpe ratio (a measurement of risk-adjusted return) of each of BAAF and Advisor Class III Shares of BAAF II, each in comparison to those of the BAAF Comparative Indices; and (iv) the annualized inception-to-date, one-year, three-year, and five-year returns of BAAF (net of fees and expenses) as compared to a peer group selected by BAAM’s Oversight Committee (the “Committee”) for which this information was shown (which included three funds in the Service Provider-prepared peer group). In addition, the Board considered information about performance risk measurements of BAAF and the Committee-prepared peer group for which this information was shown, (which included three funds in the Service Provider- prepared peer group), such as annualized return versus annualized volatility and index correlation for the inception-to-date, one-year, three-year, and five-year periods. The Board further considered information about BAAF’s upside and downside capture and BAAF’s

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2018 (Unaudited)

one-year, three-year, five-year, and inception-to-date performance, volatility, Sharpe ratio, and beta ratio versus that of several indices.

The Board noted that, as of December 31, 2017 (i) BAAF’s inception-to-date, year-to-date, and one-year returns were greater than the Barclays Aggregate Bond Index and the custom benchmark index, while its Sharpe ratios were below or equal to those of the BAAF Comparative Indices and BAAF II’s inception-to-date, year-to-date, and one-year returns were greater than the Barclays Aggregate Bond Index and the custom benchmark index, while its Sharpe ratios were below those of the BAAF Comparative Indices; (ii) BAAF’s and BAAF II’s volatility was greater than HFRI Fund Weighted Composite Index, Barclays Aggregate Bond Index, and the custom benchmark index and less than HFRI Equity Hedge Index, Russell 2000 Index, S&P 500 Index and MSCI World Index. The Board noted that BAAF’s and BAAF II’s inception-to-date, year-to-date, and one-year performance returns were significantly less than those of the S&P 500 Index, as was expected during periods of strong equity market performance. The Board also noted that, as of December 31, 2017, BAAF’s annualized inception-to-date performance return was less than the corresponding returns of three of the four funds in the broader Committee-prepared peer group for which this information was shown. On the basis of the Board’s assessment, the Board concluded that the investment performance generated by BAAM was generally satisfactory and that BAAM was capable of generating a level of long term investment performance that is appropriate in light of the Funds’ investment objectives, policies, and strategies, although recognizing that there can be no assurance of any particular investment outcome.

Fees and Expenses

The Board, including the Independent Trustees, compared the fee and expense ratios of BAAF and BAAF II (before and after any fee waivers and expense reimbursements) for the calendar year ended December 31, 2017 against the fee and expense ratios of the Service Provider-prepared peer group. The Board considered BAAM’s views as to the appropriateness of the Service Provider-prepared peer group. The Board considered data based on information provided by the Service Provider indicating that, (i) the contractual (before waivers) management fee rate of BAAF and BAAF II was higher than three of the eight (and the same as one of the eight) other funds in the Service Provider-prepared peer group; (ii) BAAF’s total net expenses (management fee and expenses after waiver) were lower than five of the eight funds in the Service Provider-prepared peer group; and (iii) BAAF’s total fee was higher than six of the eight funds in the Service Provider-prepared peer group.

The Board also took into consideration the peer group analysis prepared by BAAM, under the guidance of the Committee, which showed fees and expenses of BAAF and a group of seven competitor funds selected by BAAM (including the five of the funds in the Service Provider-prepared peer group). The Board noted that: (i) the contractual (before waivers) management fee rate of BAAF and BAAF II was higher than three of the seven (and the same as one of the seven) funds in the broader Committee-prepared peer group; (ii) BAAF’s total net expenses (management fee and expenses after waiver) were lower than five of the seven funds in the broader Committee-prepared peer group and (iii) BAAF’s total fee was higher than four of the seven funds in the broader Committee-prepared peer group. The Board considered the fees and expenses in light of the scope and quality of services provided by BAAM and determined that, given the scope and quality of services provided by BAAM, the fees that are higher than those charged by peers were appropriate. On the basis of the factors considered and information presented, the Board determined that the Funds, fee rates were reasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAAM, the Board considered BAAM’s resources devoted to the Funds, as well as the revenues earned and expenses incurred by BAAM. The Board considered

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2018 (Unaudited)

profitability data provided by BAAM showing fees, revenues, and overhead expenses of the Funds. The Board took into account the significant investment by, and cost to, BAAM regarding service infrastructure to support the Funds and their investors. On the basis of the Board’s review of the fees to be charged by BAAM for investment advisory and related services, the relatively unique, and highly specialized, nature of the Funds’ investment program, BAAM’s financial information, and the estimated overhead costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided and the costs of providing those services, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by the expense limitation agreements.

Economies of Scale

While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board concluded that the management fees were reasonable in light of the Funds current and anticipated size and reflected the Funds’ complex operations. The Board noted that it will have the opportunity to periodically re-examine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BAAM, in the future.

Other Benefits

The Board discussed other potential benefits that BAAM may receive from the Funds. The Board noted that BAAM indicated that it does not expect to receive significant ancillary, soft dollar, or other “fall out” benefits as a result of its relationship with the Funds. The Board concluded that other benefits derived by BAAM from its respective relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to each of the Funds and its shareholders, and are consistent with industry practice and the best interests of each Fund and its shareholders.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under each of the Investment Management Agreements were fair and reasonable with respect to the services that BAAM provides to the Funds and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees, determined to approve the continuation of the Investment Management Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was assisted by the advice of independent legal counsel in this determination.

Additional Information

The Master Fund’s registration statement includes additional information about the Trustees of the Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

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Blackstone Alternative Alpha Master Fund

Trustees

John M. Brown, Chairman

Frank J. Coates

Peter M. Gilbert

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Investment Manager

Blackstone Alternative Asset Management L.P.

345 Park Avenue

New York, New York 10154

Administrator and Fund Accounting Agent

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian

Bank of New York Mellon Corporation

101 Barclay Street, 17W

New York, NY 10286

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

North Quincy, MA 02171

Officers

Brian F. Gavin, President and Principal Executive Officer

Arthur Liao, Treasurer and Principal Financial and Accounting Officer

James Hannigan, Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Officer

Natasha Kulkarni, Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Alpha Master Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s registration statement without charge by calling the Fund’s transfer agent at 1-855-890-7725

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has not made any amendments to its code of ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the registrant to individual’s covered by the registrant’s code of ethics during the reporting period for this form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year	Previous Fiscal Year
(a)	Audit Fees	$85,000	$85,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$23,200	$38,650
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Alternative Asset Management L.P., the investment adviser of the registrant (“BAAM”), and any entity controlling, controlled by, or under common control with BAAM that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Current Fiscal Year	Previous Fiscal Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Fiscal Year	Previous Fiscal Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers – as of March 31, 2018.

Each of Blackstone Alternative Alpha Fund (“BAAF”) and Blackstone Alternative Alpha Fund II (“BAAF II”) is a “feeder fund” that invests substantially all of its assets in the registrant (together with BAAF and BAAF II, the “BAAF Funds”). BAAM’s Investment Committee has primary responsibility for the day-to-day management of the portfolio of such funds. Information regarding the portfolio managers is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Bibliography
Gideon Berger	2016	2008-Present: Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)

Greg Geiling	2016	2012-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Min Htoo	2017	2017-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions); 2014-2016: Founder and Chief Investment Officer, Anandar Capital Management; 2005-2013: Partner, Magnetar Capital LLC

Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

John McCormick	2016	2010-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions); 2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2016	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Alberto Santulin	2012	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

*	Mr. Santulin has served as portfolio manager of BAAF since 2012 and BAAF II since 2013.

(a)(2) Other Accounts Managed by Portfolio Managers

As of December 31, 2017, the table below identifies, for each named portfolio manager of the registrant (a “Portfolio Manager”), the number of accounts (other than the registrant, BAAF or BAAF II), for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger
	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	284	$69.2 billion	93	$41.3 billion
	Other Accounts	0	$0	0	$0
Greg Geiling
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	235	$60.8 billion	85	$37.6 billion
	Other Accounts	0	$0	0	$0
Min Htoo
	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	236	$62.9 billion	86	$39.5 billion
	Other Accounts	0	$0	0	$0
Robert Jordan
	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	236	$62.9 billion	86	$39.5 billion
	Other Accounts	0	$0	0	$0
John McCormick
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	283	$67.1 billion	92	$39.1 billion
	Other Accounts	0	$0	0	$0
Ian Morris
	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	236	$62.9 billion	86	$39.5 billion
	Other Accounts	0	$0	0	$0
Stephen Sullens
	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	265	$65.6 billion	92	$40.6 billion
	Other Accounts	0	$0	0	$0
Alberto Santulin
	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	1	$2.2 billion	1	$2.2
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest. The Master Fund may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for a Feeder Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in accordance with BAAM’s written allocation procedures, taking into account various investment criteria, such as the relative amounts of capital available for investments, the relative assets under management of the funds or accounts seeking to participate, relative exposure to market trends, investment objectives, available capacity, liquidity, diversification, contractual restrictions and guidelines and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member, general partner, or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity

To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among a Feeder Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Feeder Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Feeder Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner and in accordance with BAAM’s written allocation procedures, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and guidelines and similar factors.

Financial Interests in Underlying Managers

BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the Feeder Fund, the Master Fund and other investment vehicles managed by other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers

Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (or in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). These ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the aFeeder Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Feeder Funds and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Feeder Funds’ or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Blackstone Strategic Alliance Advisors L.L.C.

Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with these seed investments, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund typically will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for a Feeder Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Feeder Funds and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by a Feeder Fund or the Master Fund in an Emerging Manager Vehicle would not be prohibited under the 1940 Act, the investment generally would benefit the Strategic Alliance Fund and a withdrawal/redemption by the Feeder Fund or the Master Fund from such fund generally would be detrimental to the Strategic Alliance Fund. In particular, to the extent that a BAAM Multi-Manager Fund (including the Feeder Funds or the Master Fund) invests with an Emerging Manager, the Strategic Alliance Fund will receive a portion of the revenue the Emerging Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Feeder Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the Strategic Alliance Funds, on the other hand. In order to mitigate the potential conflict, BSAA and the Strategic Alliance Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the BAAM Multi-Manager Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The BAAM Multi-Manager Funds (including the Feeder Funds and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between BAAM’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C.

Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, manages certain funds (the “BSCA Funds”) that make investments typically in the form of equity interests or revenue shares in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s relationship with BSCA and BSCA’s relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for a Feeder Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Feeder Funds and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by a Feeder Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, it generally would benefit the BSCA Funds and a withdrawal/redemption by the Feeder Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Feeder Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

In particular, to the extent that a BAAM Multi-Manager Fund (including the a Feeder Fund or the Master Fund) invests with a Strategic Capital Manager, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Feeder Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. In order to mitigate the potential conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Feeder Fund’s or the Master Fund’s investment with a Strategic Capital Manager. Those amounts will be passed through or rebated to the Feeder Fund or Master Fund. This pass through/rebate generally also applies in the case of investments with a Strategic Capital Manager outside of its commingled vehicles. The BAAM Multi-Manager Funds (including the Feeder Funds and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between BAAM’s and BSCA’s investment committees.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Feeder Funds and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Feeder Funds and the Master Fund expect to utilize for purposes of finding attractive investments. For example, the Investment Manager generally will be restricted from investing in (i) portfolio companies of Blackstone’s private equity business and (ii) issuers with respect to which any investment advisor in the Blackstone Hedge Fund Solutions Group has received material non-public information (the “Restricted Issuers”). These restrictions generally will not, however, apply to Portfolio Managers and, other than with respect to the Restricted Issuers, the Investment Manager may be permitted to invest in issuers in which funds and accounts managed by affiliates of the Investment Manager have an interest. The Investment Manager could be forced to sell or hold existing investments, or be precluded from making new investments, as a result of a relationship that Blackstone may have or investments Blackstone and its affiliates may make.

Blackstone Proprietary Funds

From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Feeder Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates’ relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for a Feeder Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Feeder Funds and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Middle- and Back-Office Services

BAAM owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Feeder Funds and the Master Fund, who is also the Chief Operating Officer of BAAM, serves on the board of Arcesium. To the extent permitted by the 1940 Act, Arcesium may provide certain middle- and back-office services and technology to one or more Portfolio Managers and Investment Funds. The services and technology provided to the applicable Investment Funds by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, related recordkeeping, and other services and technology as agreed between the applicable Portfolio Managers and Arcesium. BAAM may recommend Arcesium’s services to certain Portfolio Managers, and certain Portfolio Managers from time to time may hire Arcesium. BAAM will not require any Portfolio Managers to hire Arcesium as a condition to investing in the Investment Funds of said Portfolio Managers nor will it favor Portfolio Managers who use Arcesium over Portfolio Managers who use other qualified middle- and back-office services providers when selecting Portfolio Managers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software use and service fee (partly based on the relevant fund’s net asset value), and a monthly financial operations services fee (also based on the relevant fund’s net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees will be negotiated directly by Arcesium and the Portfolio Managers. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there may be conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, these cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM or its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. Accordingly, a fund may be reimbursed in part or in full for its payment of Arcesium Fees; however, there is no guarantee of reimbursement in any event. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Other Activities of Blackstone, BAAM and its Affiliates

BAAM devotes to the Feeder Funds and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Feeder Funds’ and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Feeder Funds and the Master Fund and may also carry on investment activities for a significant number of other clients (including registered investment companies and other investment funds sponsored by BAAM, Blackstone or their affiliates) in which a Feeder Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Feeder Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Feeder Fund or the Master Fund but will be allocated among the Feeder Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of registered investment companies and other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that a Feeder Fund or the Master Fund may otherwise have to participate in investments. The Feeder Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the Feeder Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Feeder Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Feeder Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Feeder Fund’s or Master Fund’s investment, BAAM may cause the Feeder Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for a Feeder Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts, for the accounts of family members or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by a Feeder Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Feeder Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Feeder Funds and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which a Feeder Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the a Feeder Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients

BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, through receiving investment recommendations, non-discretionary clients may from time to time effectively have access to or have the right to obtain information about investment decisions made for the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements

The Distributor is an affiliate of BAAM. On October 1, 2015, Blackstone spun off the financial and strategic advisory and restructuring and reorganization advisory divisions of the Distributor, as well as its Park Hill Group fund placement business, and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman (“PJTP”). While PJTP operates independently from Blackstone and is not an affiliate thereof, nevertheless because it is expected that there will be substantial overlap between Blackstone and PJTP, conflicts may arise in connection with transactions between or involving the Blackstone-managed funds and portfolio companies on the one hand and PJTP on the other. The Distributor does not receive any compensation relating to such arrangement.

Transactions Between the Fund and Other BAAM Clients

BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause a Feeder Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

(a)(3) Compensation of Portfolio Managers

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by BAAM or its affiliates and not by the registrant, BAAF, or BAAF II. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P., the parent company of BAAM (“Blackstone”), which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of BAAM and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of BAAM; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to BAAM derived from the management of the registrant, BAAF, BAAF II, and the other accounts managed by BAAM; the absolute performance of the registrant, BAAF, BAAF II, and such other accounts for the preceding year; contributions by the Portfolio Manager in assisting with managing the assets of BAAM; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of the registrant beneficially owned by each Portfolio Manager as of March 31, 2018.

Portfolio Manager	Registrant
Gideon Berger	None
Greg Geiling	None
Min Htoo	None
Robert Jordan	None
John McCormick	None
Ian Morris	None
Stephen Sullens	None
Alberto Santulin	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Blackstone Alternative Alpha Master Fund

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date May 30, 2018

By (Signature and Title)	/s/ Arthur Liao
Arthur Liao, Treasurer (Principal Financial and Accounting Officer)

Date May 30, 2018